Acquisitions and Dispositions	12 Months Ended
Dec. 02, 2012
Acquisitions and Dispositions
Acquisitions and Dispositions

Note 12: Acquisitions and Dispositions

        On June 13, 2012, the Company obtained a 45% ownership interest in a newly formed company, Comfort Revolution, an investment with the CR Member for a contribution of $10.0 million. Upon formation, the CR Member contributed the assets and liabilities of its existing business. Comfort Revolution develops specialty foam and gel bedding products which are believed to complement the Company's product offerings and had net revenues of approximately $8.9 million for the fiscal year ended December 31, 2011.

        The Company's $10.0 million equity contribution to Comfort Revolution was used, in part, to retire and terminate an existing $8.1 million of debt and pay $0.4 million in legal and advisory fees. These amounts were paid to members of the acquired enterprise or their affiliates.

        In connection with the acquisition, the Company entered into a revolving credit facility arrangement with Comfort Revolution under which it is obligated to provide funding up to $20.0 million for the operations of this entity. This credit facility bears interest at a rate of 12.0% per annum and matures in June 2014. Further, Comfort Revolution will be obligated to pay royalties to the Company for its sales of Sealy and Stearns & Foster branded product under the terms of a licensing arrangement.

        The consolidated statements of operations include the results of Comfort Revolution since the date of acquisition through September 30, 2012. The assets acquired and liabilities assumed through this acquisition have been recorded at preliminary estimates of fair value based on information currently available and on current assumptions as to the future operations of Comfort Revolution. The Company will recognize additional assets or liabilities if new information is obtained during the measurement period about facts and circumstances that existed as of the acquisition date that, if known, would have resulted in the recognition of those assets and liabilities as of that date. The measurement period will not exceed one year from the acquisition date. These preliminary estimates are subject to change upon the completion of the acquisition accounting.

        The following is a summary of the preliminary fair values of the assets acquired and liabilities assumed based on the acquisition (amounts in thousands):

Assets acquired:
Current assets, including cash and equivalents of $10,159	$16,010
Property, plant and equipment	481
Goodwill	357
Intangible assets	15,100
Other assets	35

Total assets acquired	31,983

Liabilities assumed:
Current liabilities	1,659
Other long-term liabilities	8,102

Total liabilities assumed	9,761

Noncontrolling interest	(12,222)

Net assets acquired	$10,000

        The identifiable intangible assets acquired consist of trademarks, customer relationships and intellectual property of $3.1 million, $8.7 million and $3.3 million, respectively, with such amounts based on a preliminary assessment of the fair value. The fair value of the noncontrolling interest was determined using a market approach based on the Company's acquisition of its 45% ownership stake in Comfort Revolution as well as the enterprise values of comparable companies in the industry.

        Between the acquisition date and September 30, 2012, Comfort Revolution recognized revenues and a net loss of $3.4 million and $2.2 million, respectively. During fiscal 2012, we incurred acquisition related costs for Comfort Revolution of $0.7 million which have been recorded as a component of selling, general and administrative expense in the accompanying Condensed Consolidated Statements of Operations.